UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 7, 2016

Celldex Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Perryville III Building, 53 Frontage Road, Suite 200, Hampton, New Jersey 08827
(Address of Principal Executive Offices) (Zip Code)

(908) 200-7500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 7, 2016, Celldex Therapeutics, Inc. (the “Company”) issued a press release announcing the outcome of the second interim analysis for ACT IV, the Phase 3 study of Rintega in patients with newly diagnosed, EGFRvIII-positive glioblastoma and the recommendation of the independent Data Safety and Monitoring Board to discontinue the study as it is unlikely to meet the primary overall survival endpoint in patients with minimal residual disease. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index attached hereto.

(d) Exhibits

99.1   Press Release of Celldex Therapeutics, Inc., dated March 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celldex Therapeutics, Inc.

Date: March 7, 2016	By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President and Chief Financial Officer